UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 21, 2007
                                 Date of Report
                        (Date of earliest event reported)


                               AMIS HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                          000-50397               51-0309588
(State or Other Jurisdiction        (Commission File No.)      (IRS Employer
    of Incorporation)                                        Identification No.)


                   2300 Buckskin Road, Pocatello, Idaho 83201
          (Address of principal executive offices, including Zip Code)


                                  208-233-4690
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure of Directors or Certain Officers; Election of
        Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

        On February 21, 2007, David A. Henry, Senior Vice President and Chief Financial Officer of AMIS Holdings, Inc. (the "Company"), announced that he intends to resign from his position as Chief Financial Officer of the Company. If Mr. Henry continues to serve as Chief Financial Officer of the Company until the Company hires a new Chief Financial Officer, Mr. Henry will receive, in addition to his current compensation, the sum of $225,000 in cash and an amount equal to any payout actually earned under the Company's Key Management Incentive Program for the first half of 2007.

Item 9.01       Financial Statements and Exhibits.

        (d)     Exhibits

        99.1 Press release reporting that Dave Henry plans to step down as CFO of AMIS Holdings, Inc., dated February 22, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 22, 2007                        /s/ CHRISTINE KING
                                                --------------------------------
                                                Christine King
                                                Chief Executive Officer